--------------------------------------------------------------------------------
                                                                               1


DEAR SHAREHOLDER:

We are pleased to provide this report for INA Investment Securities, Inc. (the "Company") covering the year ended December 31, 1998.

MARKET ACTIVITY

The fourth quarter of 1998 saw a reversal of the remarkable "flight to quality" which took center stage during the third quarter. At the close of the third quarter, world capital markets were still in turmoil. The Federal Reserve, in a pivotal change of focus to look beyond the U.S. economy, eased monetary conditions in quick succession at the end of September and mid-October, and a third time at its November meeting for a cumulative 75 basis points of accommodation. All G-7 central banks have since followed, and combinations of IMF, World Bank, and G-7 support have been extended to financially troubled countries.

The fixed income markets' immediate response to these moves was to move out of Treasuries and back into risk assets, such as corporate bonds. The price performance for most Treasuries was in fact negative for the quarter, while assets such as corporate bonds and mortgage-backed securities had positive returns. The high yield market posted the highest returns, rebounding from being one of the worst in the preceding quarter. Equity markets also reacted to the injection of liquidity by rallying quickly and dramatically, making this one of the shortest bear markets in U.S. stock market history.

While Treasury yields increased modestly over the quarter, the bond market as a whole managed to hold on to a slight gain. As measured by the Lehman Government/Corporate Bond Index, the market returned 0.13% for the fourth quarter, while the return for the full year was 9.47%. 20+ year Treasuries provided the worst total return at -1.02% for the quarter. This is in stark contrast to the third quarter and full-year 1998, where long Treasuries were in fact the star performers.

FUND ACTIVITY

The portfolio remains fully invested. On December 31, 1998, domestic corporate bonds were approximately 55.1% of portfolio holdings, taxable municipal bonds 17.0%, foreign bonds 8.6%, U.S. Government 15.8%, short-term obligations 2.3% and cash and other assets 3.5%. Per share net asset value was $19.24, down from $19.50 on September 30. An income dividend of $.29 and a long-term capital gain distribution of $.0575 were declared during the quarter.

PERFORMANCE

After deducting expenses and allowing for the reinvestment of dividends, based on the net asset value of its underlying assets, the Company returned 0.47% during the fourth quarter and 7.22% for the year-to-date. The Company returned 0.17% and 6.95%, respectively, for the quarter and year-to-date based on the market value of its shares listed on the New York Stock Exchange. Full-year performance relative to the Index was adversely affected primarily by its high yield investments, which included a modest exposure to emerging markets. The Lehman Brothers Government/Corporate Bond Index, from which no deduction for expenses is made, contains only investment-grade credits, which fared better in the turbulent and unique investment environment of 1998.


Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
INA INVESTMENT SECURITIES, INC.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED) 2


  1998 marked a watershed year for the U.S. economy and financial markets, as well as many world markets. The U.S. was enjoying its eighth year of economic expansion, low inflation, declining interest rates, and strong corporate profit growth. World economic output in the past few years had expanded at a rapid clip, inflation was under control, and trade flourished. The severe economic and financial dislocations which hit full-force in 1998, however, and spread though Asia and to other parts of the world had far-reaching effects which will continue to shape the course of events for years. The official growth in global GDP fell from approximately 4% in both 1996 and 1997 to roughly 2% during 1998, and is likely to weaken further in 1999. Powerful deflationary forces spread around the globe, with world commodity prices hitting 21-year lows.

  For world financial markets, 1998 was a year of extreme volatility. Financial markets experienced several massive swings in investor psychology and market sentiment, as bonds and equities alternated between periods of risk-aversion, and even panic, on one hand, and complacency and greed on the other. It was also a year of almost unprecedented volatility across the entire spectrum of investment markets: domestic and foreign, debt and equity, and high-grade and low-grade quality market sectors.

  Some of the excesses experienced in the "flight to quality" in 1998 have already begun to be reversed. While markets in fixed-income products may remain choppy in 1999, we are comfortable that the overweighting in the portfolio relative to the Lehman Brothers Index in corporate and high-yield sectors, as well as selective investments in Mortgage-backed and Asset-backed securities will provide longer-term positive returns for the Company. As long as the Asian crisis continues to provide a positive backdrop for interest rates and fixed-income assets, we will also continue to maintain a portfolio duration modestly longer than the Index.

  Looking forward, our outlook for the U.S. economy for 1999 is one of moderating growth from 1998's nearly 4% pace. Should the economy falter, or global economic strains increase, the Federal Reserve has shown its willingness to intervene. Volatility will remain in the markets, although we expect nothing like last year's financial shocks and ensuing panic. Investors are now much better compensated for bearing risk, and we see 1999 to be a year of unusual opportunity for non-Treasury or "spread" investors who are able to target the right sectors and names.


                 [THE FOLLOWING APPEARS AS A BAR CHART GRAPHIC]


            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (UNAUDITED)
                               1/1/89 - 12/31/98


|------------------------------------------------------|
|              AVERAGE ANNUAL RETURN                   |
|                                                      |
|                   1 Year  3 Year   5 Year   10 Year  |
|Market Value        6.95%  7.58%    7.03%     8.99%   |
|Net Asset Value     7.22%  6.43%    6.83%     9.07%   |
|------------------------------------------------------|


               IIS
               UNIT VALUE          LEHMAN GC      IIS            LEHMAN GC
               MARKET VALUE        UNIT VALUE     INVESTMENT     INVESTMENT

12/88          31.56196             4.48439        $10,000        $10,000
12/89          34.98041             5.12300        $11,083        $11,424
12/90          33.90912             5.54826        $10,744        $12,372
12/91          44.15157             6.44357        $13,989        $14,369
12/92          46.52982             6.93006        $14,742        $15,454
12/93          53.14012             7.69490        $16,837        $17,159
12/94          48.71064             7.42572        $15,433        $16,559
12/95          59.94863             8.85480        $18,994        $19,746
12/96          60.11794             9.11079        $19,048        $20,317
12/97          69.78255            10.00000        $22,110        $22,300
12/98          74.63514            10.94700        $23,647        $24,411


IIS = INA Investment Securities, Inc. - Total return based on market value of common shares
LEHMAN GC = Lehman Brothers Government/Corporate Bond Index


INA Investment Securities' (the "Company") performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in the market value of its stock, or as shown separately in the box, changes in its underlying net asset value. The Company is a closed-end management investment company which trades over the New York Stock Exchange under the ticker symbol "IIS." Company performance does not reflect exchange commissions payable upon the purchase or sale of the Company's stock. The Company's investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The Company's return has been compared with the total return performance of Lehman Brothers Government/Corporate Bond Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES December 31, 1998    3

                                                          MARKET
                                             PRINCIPAL     VALUE
                                                (000)      (000)
-----------------------------------------------------------------
LONG-TERM BONDS - 96.5%
CONSUMER AND RETAIL - 2.8%
Dayton Hudson Corp., 9.75%, 2002               $  500      $ 565
Herff Jones, Inc., 11.0%, 2005 ( 144A
     security acquired August, 1995 for
     $300,000)*                                   300        326
May Department Stores Co.,
     10.625%, 2010                                435        604
Penney (J.C.), Inc., 7.4%, 2037                 1,000      1,087
                                                       ----------
                                                           2,582
                                                       ----------
CONSUMER NON-CYCLICAL - 2.0%
MedPartners, Inc., 6.875%, 2000                 1,000        861
Tenet Healthcare Corp., 7.875%, 2003            1,000      1,020
                                                       ----------
                                                           1,881
                                                       ----------
ENTERTAINMENT AND COMMUNICATIONS - 10.4%
Casino America, Inc., 12.5%, 2003                 500        553
Century Communications Corp., 9.5%, 2005          500        565
Disney (Walt) Co., 1.5%, 1999                   2,000      1,950
Grupo Iusacell, S.A. de C.V., 10%, 2004
     (144A security acquired July, 1997 for
     $500,000)*                                   500        425
IXC Communications, Inc., 9.0%, 2008              250        252
Mirage Resorts, Inc., 6.75%, 2007                 400        387
Price Communications Wireless, Inc.,
     11.75%, 2007                                 500        535
Southwestern Bell Telephone Co.,
     7.375%, 2027                               1,000      1,105
TKR Cable, Inc., 10.5%, 2007                      500        545
Tele-Communications, Inc., 9.25%, 2002            500        556
Time Warner Entertainment Co.,
     10.15%, 2012                               1,750      2,351
Total Access Communications Public Co., Ltd.,
     7.625%, 2001 (144A security acquired
     Oct., 1996 for $499,855)*                    500        340
                                                       ----------
                                                           9,564
                                                       ----------
FINANCIAL - 15.0%
Abbey National PLC, 7.35%, 2049                   750        806
American General Fin. Corp., 5.9%, 2003           900        907
Banco Nacional de Comercio Exterior, S.N.C.,
     7.25%, 2004                                  500        456
Case Credit Corp., 6.0%, 2001                     800        796
Corporacion Andina De Fome,
    7.1%, 2003                                    200        194
First Union National Bank of Florida,
    6.18%, 2036                                 1,000        991
General Motors Acceptance Corp.,
    6.75%, 2002                                 1,000      1,026

                                                        MARKET
                                            PRINCIPAL    VALUE
                                               (000)     (000)
---------------------------------------------------------------
Heller Financial, Inc.,
    6.56%, 1999                             $  1,000  $  1,003
    9.125%, 1999                                 500       509
Inter-American Development Bank,
    8.875%, 2009                               2,000     2,529
Merrill Lynch and Co., Inc., 7.26%, 2002         800       836
Middletown Trust, 11.75%, 2010                   848       935
United Post Office Investments,
    7.75%, 1999                                1,000     1,004
Western National Corp., 7.125%, 2004           1,000     1,061
World Financial Properties Tower,
    6.95%, 2013 (144A security acquired
    Nov, 1996 for $750,000)*                     750       765
                                                      ---------
                                                        13,818
                                                      ---------
FOOD AND BEVERAGE - 3.2%
Bass America, Inc., 8.125%, 2002               1,500     1,599
ConAgra, Inc., 9.75%, 2021                     1,000     1,336
                                                      ---------
                                                         2,935
                                                      ---------
FOREIGN GOVERNMENT - .8%
Panama, (Republic of), 7.875%, 2002
    (144A security acquired Feb., 1997 for
    $754,725)*                                   750       718
                                                      ---------
INDUSTRIAL -7.2%
Air Products & Chems., Inc., 8.5%, 2006        1,500     1,685
Beckman Instruments, Inc., 7.1%, 2003            500       503
Domtar, Inc., 8.75%, 2006                        400       424
Fisher Scientific International, Inc.,
    7.125%, 2005                                 500       458
ICF Kaiser International, Inc., 13.0%, 2003      500       250
IMC Global , 7.4%, 2002                          500       506
Laidlaw, Inc., 6.65%, 2004                     1,300     1,290
Pindo Deli Finance Mauritius Ltd.,
    10.75%, 2007                                 500       265
Smurfit Capital Funding PLC, 6.75%, 2005        1,000      993
Tjiwi Kimia International Finance,
     13.25%, 2001                                500        310
                                                      ----------
                                                          6,684
                                                      ----------
OIL & GAS - 5.4%
Coastal Corp., 6.5%, 2008                      1,000      1,025
Gulf Canada Resources Ltd., 8.35%, 2006        1,000      1,035
Imexsa Export Trust, 10.125%, 2003
     (144A security acquired May, 1996
     for $690,723)*                              691        608
Louis Dreyfus National Gas Corp.,
     9.25%, 2004                               1,000      1,033


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES December 31, 1998
 (Continued)                                                                   4

                                                          MARKET
                                             PRINCIPAL     VALUE
                                                (000)      (000)
-----------------------------------------------------------------
Sonat, Inc.,
     9.5%, 1999                             $   1,000  $   1,025
     9.0%, 2001                                   250        267
                                                       ----------
                                                           4,993
                                                       ----------
STRUCTURED SECURITIES - 7.0%
CitiCorp. Mtg. Securities, Inc., 6.75%,
     2028                                       1,000        987
Countrywide Home Loans, Inc.,
     6.75%, 2028                                1,300      1,309
General Electric Capital Mtg. Services, Inc.,
     6.5%, 2023                                   750        750
     6.75%, 2028                                1,000      1,016
Iroquois Trust, 6.752%, 2007 (144A security
     Mar, 1998 for $730,891)*                     725        735
Morgan (J.P.) Commercial Mortgage
     Finance Co., 6.533%, 2030                    600        620
Residential Asset Securitization Trust,
     6.75%, 2028                                1,000        997
                                                       ----------
                                                          6,414
                                                       ----------
TAXABLE MUNICIPALS - 17.0%
Dallas Texas Revenue, 6.625%, 2027              1,000      1,021
Elmhurst Ill Sales Tax Revenue, 6.75%, 2006       465        497
Energy Acquisition Corp., 6.19%, 2002             900        919
Huntsville Solid Waste, 5.85%, 2002             1,000      1,010
Mendocino Cty. CA Pension Oblig.,
     6.89%, 2006                                2,070      2,188
Norfolk VA Redevelopment & Housing
     Authority, 8.0%, 2015                        500        551
Oakland CA Pension Oblig., 6.38%, 2000            500        510
Oklahoma City Oklahoma Airport
    Trust, 6.55%, 2006                          1,000      1,047
Orange County CA Pension Obligations,
    Zero Coupon, 2014                           4,000       1,491
Phoenix AZ Civic Imp. Corp., 6.15%, 2005          500         512
Phoenix AZ Civic Plaza Bldg., 6.75%, 2006         700         738
Residential Funding Mortgage Securities, Inc.,
    6.75%, 2028                                 1,250       1,330
St. Louis MO Municipal Finance Corp.,
    6.45%, 2007                                   800         830
Shreveport LA Certificate of Indebtedness,
    6.23%, 2002                                   500         510
Trinity County Calif. Pension Oblig.,
     6.35%, 2011                                1,000       1,014

Wilkes Barre, PA, 6.4%, 2009                    1,500       1,543
                                                         ---------
                                                           15,711
                                                         ---------


                                                        MARKET
                                           PRINCIPAL     VALUE
                                               (000)     (000)
---------------------------------------------------------------
TRANSPORTATION - 5.8%
AMR Corp.,  9.2%, 2012                      $    505  $    606
CSX Corp., 7.25%, 2027                           800       855
Delta Air Lines, Inc.,
    9.45%, 2006                                  946     1,065
    10.14%, 2012 (144A security acquired
    July, 1995 for $1,112,260)*                1,000     1,276
Hertz Corp., 7.0%, 2003                          500       522
Kitty Hawk, Inc., 9.95%, 2004                    500       488
Norfolk Southern Corp., 7.05%, 2037              500       541
                                                      ---------
                                                         5,353
                                                      ---------
UTILITIES - 4.1%
Cajun Electric Power Co-op.,
    8.92%, 2019                                  500       530
El Paso Electric Co., 7.25%, 1999                500       500
Endesa-Chile Overseas Co., 7.2%, 2006          1,000       919
Hyder PLC, 6.75%, 2004 (144A security
    acquired Dec., 1997 for $749,205)*           750       769
Niagara Mohawk Power Co., 7.625%, 2005           500       527
Public Service Company of Colorado,
    8.125%, 2004                                 290       321
Salton Sea Funding Corp., 7.02%, 2000            174       176
                                                      ---------
                                                         3,742
                                                      ---------
U.S. GOVERNMENT & AGENCIES - 15.8%
Federal National Mortgage Assoc.,
     Zero Coupon, 2019                           500       149
     6.5%, 2028                                  790       795
     6.5%, 2028                                  975       980
United States Treasury Bonds,
     12.0%, 2013                                 775     1,183
     6.5%, 2026                                5,615     6,529
United States Treasury Bonds
     Stripped-Principal Only,
     Zero Coupon, 2008                           500       316
     Zero Coupon, 2016                        10,525     4,041
United States Treasury Notes,
     6.625%, 2007                                525       590
                                                     ----------
                                                        14,583
                                                     ----------
TOTAL LONG-TERM BONDS
     (Cost - $86,729,071)                               88,978
                                                     ----------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES December 31, 1998
 (Continued)                                                                   5

                                                        MARKET
                                           PRINCIPAL     VALUE
                                               (000)     (000)
---------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 2.3%
COMMERCIAL PAPER - 2.3%
    (Total Cost $2,102,000)
American Express Co., 4.85%, 1/4/99          $ 2,102    $2,102
                                                      ---------
TOTAL INVESTMENTS IN SECURITIES - 98.8%
    (Total Cost - $88,831,071)                          91,080
Cash and Other Assets Less Liabilities  - 1.2%           1,122
                                                      ---------
NET ASSETS - 100.0%                                    $92,202
                                                      =========



* Indicates restricted security; the aggregate value of restricted securities is $5,961,109 (aggregate cost $6,087,659) which is approximately 6.5% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.

     ---------------------------------------------------------------
       PORTFOLIO COMPOSITION (UNAUDITED)
       December 31, 1998

                                               MARKET      % OF
       QUALITY RATINGS* OF                      VALUE     MARKET
       LONG-TERM BONDS                          (000)      VALUE
       ------------------------------------------------------------
       Aaa/AAA                                 $ 37,711      42.4%
       Aa/AA                                      6,630       7.5%
       A/A                                       17,376      19.5%
       Baa/BBB                                   13,806      15.5%
       Ba/BB                                      7,389       8.3%
       B/B                                        4,502       5.1%
       Below B                                      560       0.6%
       Not Rated                                  1,004       1.1%
                                              ---------- ----------
                                                 88,978     100.0%
                                              ========== ==========

       *The higher of Moody's or Standard & Poor Ratings.
       ------------------------------------------------------------



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                                (IN THOUSANDS)
                                                --------------
ASSETS:
Investments at market value
    (Cost $88,831,071)                            $ 91,080
Cash                                                    40
Interest receivable                                  1,548
Investment for directors' deferred
    compensation plan                                  211
                                              -------------
      TOTAL ASSETS                                  92,879
                                              -------------
LIABILITIES:
Capital gain distribution payable                      276
Deferred directors' fees payable                       211
Shareholder reports payable                             59
Accrued advisory fees payable                           43
Audit fees payable                                      35
Other accrued expenses (including $23,610
    due to affiliate)                                   53
                                              -------------
      TOTAL LIABILITIES                                677
                                              -------------

NET ASSETS (equivalent to $19.24 per share
    based on 4,792,215 shares outstanding;
    12,000,000 shares of $.10 par value
    authorized)                                   $ 92,202
                                              =============

COMPONENTS OF NET ASSETS:
Paid-in capital                                   $ 89,877
Overdistributed net investment income                  (54)
Unrealized appreciation of investments               2,248
Accumulated net realized loss                          131
                                              -------------
NET ASSETS                                        $ 92,202
                                              =============



The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC.                                                6


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

                                                 (IN THOUSANDS)
                                                 --------------
INVESTMENT INCOME
INCOME:
    Interest                                              $ 6,567
EXPENSES:
    Investment advisory fees                    $481
    Custodian fees                                77
    Transfer agent fees                           70
    Administrative services                       59
    Shareholder reports                           47
    Auditing and legal fees                       42
    State taxes                                   25
    Directors' fees                               24
    Other                                         20          845
                                            ---------  -----------
NET INVESTMENT INCOME                                       5,722
                                                       -----------
REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS
    Net realized gain from investments                      1,826
    Unrealized depreciation of investments                 (1,145)
                                                       -----------
NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS                                               681
                                                       -----------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                       $ 6,403
                                                       ===========

-----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS


                                             YEAR ENDED DECEMBER 31,
                                             1998            1997
                                         -------------   -------------
                                                (IN THOUSANDS)
                                         -----------------------------
OPERATIONS:
Net investment income                        $  5,722        $  5,850
Net realized gain from investments              1,826             692
Unrealized appreciation (depreciation)
    on investments                             (1,145)          1,360
                                         -------------   -------------
Net increase in net assets
    from operations                             6,403           7,902
                                         -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($1.20
    and $1.24 per share, respectively)         (5,750)         (5,942)
From net realized gain (.0575 per share)         (276)             -
                                         -------------   -------------
Total distributions to shareholders            (6,026)         (5,942)
                                         -------------   -------------
NET INCREASE IN NET ASSETS                        377           1,960
NET ASSETS:
Beginning of period                            91,825          89,865
                                         -------------   -------------
End of period (including overdistributed
    net investment income of $53,990
    and $35,191, respectively)               $ 92,202        $ 91,825
                                         =============   =============



The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC.  NOTES TO FINANCIAL STATEMENTS                 7

1. SIGNIFICANT ACCOUNTING POLICIES. INA Investment Securities, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Company's objective is to generate income and obtain capital appreciation by investing at least 85% of its total assets in investment grade debt securities and preferred stocks. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Company are appraised at fair value as determined in good faith by, or under the authority of, the Company's Board of Directors.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Company does not amortize premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains or losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Company's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income or capital gains, if any, to its shareholders.
Therefore, no Federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Company on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the distribution requirements for tax basis income, are deducted from paid-in capital when such differences are determined to be permanent.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. ("CII"), certain officers and directors of which are affiliated with the Company. Such advisory fees are based on an annual rate of 0.55% of the first $75 million of average weekly net asset value and 0.4% thereafter.

The Company reimburses CII for a portion of the compensation and related expenses of the Company's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 1998, the Company paid or accrued $58,647.

CII is an indirect, wholly-owned subsidiary of CIGNA Corporation.

3. DIRECTORS' FEES. Directors' fees represent remuneration paid or accrued to directors who are

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC.  NOTES TO FINANCIAL STATEMENTS  (Continued)

not employees of CIGNA Corporation or any of its affiliates. Directors may elect to defer receipt of all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities for the year ended December 31, 1998 were as follows (excluding short-term obligations):

                                                                PROCEEDS
                                        COST OF                   FROM
                                      SECURITIES               SECURITIES
                                       PURCHASED                  SOLD
                                 ----------------------  -----------------------
Bonds                                     $ 30,631,248            $ 22,743,142
U.S. Government Obligations                 41,898,102              51,213,540
                                 ----------------------  -----------------------
                                          $ 72,529,350            $ 73,956,682
                                 ======================  ======================

As of December 31, 1998, the cost of securities for Federal Income tax purposes was $88,831,071. At December 31, 1998, unrealized appreciation for Federal income tax purposes aggregated $2,248,494 of which $3,751,293 related to appreciated securities and $1,502,799 related to depreciated securities.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC.  NOTES TO FINANCIAL STATEMENTS  (Continued)    9

5. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:


-----------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                     1998        1997       1996        1995        1994
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD               $ 19.16     $ 18.75    $ 19.50     $ 17.56     $ 19.72
INCOME FROM INVESTMENT OPERATIONS

Net investment income (1)                             1.18        1.22       1.27        1.32        1.39

Net realized and unrealized gain (loss)               0.16        0.43      (0.73)       1.94       (2.00)
                                                     ------      ------      ------      ------    -------
TOTAL FROM INVESTMENT OPERATIONS                      1.34        1.65       0.54        3.26       (0.61)
                                                     ------      ------      ------      ------    -------
LESS DISTRIBUTIONS:
From net investment income                           (1.20)      (1.24)     (1.29)      (1.32)      (1.35)
From capital gains                                   (0.06)        -          -           -         (0.20)
                                                     ------      ------     ------      ------     -------
TOTAL DISTRIBUTIONS                                  (1.26)      (1.24)     (1.29)      (1.32)      (1.55)
                                                     ------      ------     ------      ------     -------
NET ASSET VALUE, END OF PERIOD                      $19.24      $19.16     $18.75      $19.50      $17.56
                                                    =======     =======    =======     =======     =======
MARKET VALUE, END OF PERIOD                         $17.31      $17.38     $16.13      $17.38      $15.25
                                                    =======     =======    =======     =======     =======
TOTAL INVESTMENT RETURN:
Per share market value                                6.95%      16.08%      0.28%      23.07%      (8.34)%
Per share net asset value (2)                         7.22%       9.16%      3.01%      19.17%      (3.13)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)            $92,202     $91,825    $89,865     $93,444     $84,131
Ratio of operating expenses to average net assets     0.92%       0.99%      0.91%       1.00%       0.96%
Ratio of net investment income to average net
  assets                                              6.20%       6.49%      6.80%       7.10%       7.42%
Portfolio turnover                                      81%         80%        89%        158%         86%

(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Company during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Company based on market value since the relationship between the market price of the stock and net asset value varied during each period.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC.  NOTES TO FINANCIAL STATEMENTS  (Continued)   10


6. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly results of operations (in thousands except for per share amounts):


---------------------------------------------------------------------------------------------------------------------------------
                                                                                 NET REALIZED AND
                                                                              UNREALIZED GAIN (LOSS)
                                                                                                         INCR. (DECR.) IN NET
                                   INVESTMENT INCOME   NET INVESTMENT INCOME      ON INVESTMENTS                ASSETS
PERIOD ENDED                     TOTAL     PER SHARE   TOTAL     PER SHARE          TOTAL    PER SHARE      TOTAL    PER SHARE
---------------------------------------------------------------------------------------------------------------------------------
March 31, 1997                   1,718        .36      1,507        .32             (2,188)   (.46)         (2,166)    (.45)
June 30, 1997                    1,666        .35      1,461        .30              1,811     .38           1,786      .37
September 30, 1997               1,689        .35      1,482        .31              1,435     .30           1,432      .30
December 31, 1997                1,665        .35      1,400        .29                994     .21             908      .19

March 31, 1998                   1,658        .35      1,447        .31                  4     .00             (35)    (.01)
June 30, 1998                    1,662        .35      1,454        .30                524     .11             493      .11
September 30, 1998               1,631        .34      1,414        .29              1,134     .24           1,159      .24
December 31, 1998                1,617        .34      1,353        .28               (927)   (.19)         (1,240)    (.26)


--------------------------------------------------------------------------------
                                                                              11


REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of INA Investment Securities, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INA Investment Securities, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 1999

--------------------------------------------------------------------------------
                                                                              12



1998 TAX INFORMATION (UNAUDITED)

During 1998, the Company declared ordinary income dividends of $1.20 per share and $0.0575 from long-term capital gains. The $0.0575 distribution, which was declared in December 1998, complied with a provision in the Internal Revenue Code which requires the Company to satisfy certain distribution requirements for a calendar year. Such distributions must be declared prior to December 31 and paid prior to the following January 31. Please note that the December 1998 distribution is still considered 1998 taxable long-term capital gain, even though received in 1999. Dividends reported to you on Form 1099, whether received as stock or cash, must be included in your Federal income tax return and must be reported by the Company to the Internal Revenue Service.

Approximately 13.4% of income for the year was derived from U.S. Government Treasury obligations, and 0.6% from U.S. Government Agency obligations.


AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT PLAN

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Dividend Paying Agent") as plan agent under the Automatic Dividend and Distribution Investment Plan (the "Plan"). Shareholders who do not elect to participate in the Plan will receive all distributions from the Company in cash paid by check mailed directly to the shareholder by the Dividend Paying Agent. Shareholders may elect to participate in the Plan and to have all distributions of dividends and capital gains automatically reinvested by sending written instructions to the Dividend Paying Agent at the address set forth below.

If the Directors of the Company declare a dividend or determine to make a capital gains distribution payable either in shares of the Company or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. If the market price of the shares as of the close of business on the payment date for the dividend or distribution is equal to or exceeds their net asset value as determined as of the close of business on the payment date, participants will be issued shares of the Company at a value equal to the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of the shares at such time, or if the Company declares a dividend or other distribution payable only in cash, the Dividend Paying Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Dividend Paying Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Dividend Paying Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

Participants in the Plan may withdraw from the Plan upon written notice to the Dividend Paying Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for the whole shares credited to his account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Dividend Paying Agent will maintain all shareholders' accounts in the Plan and will furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant (other than participants whose shares are registered

--------------------------------------------------------------------------------
                                                                              13



in the name of banks, brokers, nominees or other third parties) will be held by the Dividend Paying Agent in the non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. At no additional cost, shareholders of the Company may send to the Dividend Paying Agent for deposit into their Plan account those share certificates in their possession. Shareholders may also send share certificates to the Dividend Paying Agent for the Dividend Paying Agent to hold in a book-entry account outside of the Plan.

Whether or not shareholders participate in the Plan, they may elect by notice to the Dividend Paying Agent to have the Dividend Paying Agent sell their noncertificated book-entry shares. The Dividend Paying Agent will deduct from the sale proceeds $2.50 per transaction plus $0.15 per share and remit the balance of the sales proceeds to the shareholder. The Dividend Paying Agent will sell the noncertificated shares on the first trading day of the week immediately following receipt of written notification by the Dividend Paying Agent.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Dividend Paying Agent will administer the Plan on the basis of number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Investors whose shares are held in the name of banks, brokers or nominees should confirm with such entities that participation in the Plan will be possible, and should be aware that they may be unable to continue to participate in the Plan if their account is transferred to another bank, broker or nominee. Those who do participate in the Plan may subsequently elect not to participate by notifying such entities.

There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. The Dividend Paying Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Company. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Dividend Paying Agent's open market purchases in connection with the reinvestment of dividends or distributions.

Participants in the Plan should be aware that they will realize capital gains and income for tax purposes upon dividends and distributions although they will not receive any payment of cash.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Company reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Dividend Paying Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan including requests for additional information or an application brochure or general inquires about your account should be directed to State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, MA 02266-8200 or you may call toll-free 1-800-426-5523.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC.


TRUSTEES                                   Thomas C. Jones                            OFFICERS
Hugh R. Beath                              PRESIDENT, CIGNA INVESTMENT                Richard H. Forde
ADVISORY DIRECTOR,                         MANAGEMENT AND CIGNA                       CHAIRMAN OF THE BOARD
ADMEDIA CORPORATE ADVISORS, INC.           INVESTMENTS, INC.                          AND PRESIDENT

                                           Paul J. McDonald
Richard H. Forde                           SENIOR EXECUTIVE VICE PRESIDENT
SENIOR MANAGING DIRECTOR,                  AND CHIEF ADMINISTRATIVE OFFICER,          Alfred A. Bingham III
CIGNA INVESTMENTS, INC.                    FRIENDLY ICE CREAM CORPORATION             VICE PRESIDENT AND TREASURER


Russell H. Jones
VICE PRESIDENT AND TREASURER                                                          Jeffrey S. Winer
KAMAN CORPORATION                                                                     VICE PRESIDENT AND SECRETARY


--------------------------------------------------------------------------------
INA Investment Securities, Inc. is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is CIGNA Investments, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically invested in additional shares of INA Investment Securities, Inc. by participating in the Automatic Dividend Investment Plan (the "Plan"). For a brochure describing this Plan or general inquiries about your account contact State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, Massachusetts, 02266-8200, or call 1.800.426.5523.

[CIGNA TREE LOGO GRAPHIC APPEARS HERE]

INA Investment Securities, Inc.
P.O. Box 13856                            [CIGNA TREE LOGO GRAPHIC APPEARS HERE]
Philadelphia, PA 19101


                                                 INA INVESTMENT SECURITIES, INC.

--------------------
     BULK RATE
    U.S. POSTAGE
       PAID
 SO. HACKENSACK, NJ                                        ANNUAL REPORT
    PERMIT 750
--------------------

                                                         DECEMBER 31, 1998


                      [CIGNA TREE LEAVES GRAPHIC APPEARS IN BACKGROUND OF COVER]